UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 16, 2005

WHO’S YOUR DADDY, INC.
(Exact name of Registrant as specified in its charter)

Nevada	0-33519	98-0360989
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

3131 Camino del Rio North, Suite 1650, San Diego, CA 92108
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (619) 284-4807

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 11, 2005, the Board of Directors of Who’s Your Daddy, Inc. (the “Company”) appointed Mark DeMattei as a Director of the Company, in accordance with the June 12, 2005 Agreement and Plan of Merger whereby the Company acquired all of the issued and outstanding shares of Pharb University Brand, Inc. Mr. DeMattei was the sole stockholder of Pharb University Brand, Inc., and has a direct interest in the Company pursuant to the common stock of the Company he has received and will receive pursuant to the Agreement and Plan of Merger. Mr. DeMattei has been an employee of the Company since the agreement was signed.

The full text of the Agreement and Plan of Merger is filed with the Current Report on Form 8-K filed on June 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

WHO’S YOUR DADDY, INC.

Date: November 17, 2005	By:	/s/ Dan Fleyshman
	Title:	Dan Fleyshman, President